CONSULTING AGREEMENT

This AGREEMENT (the "Agreement"), is made and entered into as of this 30th day of November, 2011, by and between Mirador Consulting LLC, a Missouri Limited Liability Company, (the "Consultant"), having an address of 5499 N. Federal Highway, Suite D, Boca Raton, Florida 33487 and Quantum Solar Power Corp. a Nevada Corporation, having an address of 300-1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9 (the "Company") (together the "Parties").

WHEREAS, Consultant is in the business of providing services for management consulting, business advisory, shareholder information and public relations, and arranging financing for client companies ;

WHEREAS, the Company deems it to be in its best interest to retain Consultant to render to the Company such services as may be needed; and

WHEREAS, the Parties desire to set forth the terms and conditions under which Consultant shall provide services to the Company;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valid consideration, the receipt of which is hereby acknowledged, the Parties hereto hereby agree as follows: .

1. Term of Agreement

The Agreement shall remain in effect from the date hereof through the expiration of a period of six months from the date hereof (the "Initial Term"), and thereafter may be renewed in six month increments upon the mutual written consent of the Parties (the Initial Term and any subsequent term hereinafter collectively referred to as the “Term”). Notwithstanding the six-month term, this Agreement may be terminated by the Company without cause at any time on thirty (30) days prior notice to the Consultant.

2. Nature of Services to be Rendered

During the Term hereof, and any renewal, Consultant shall (a) provide the Company with corporate consulting services on a best efforts basis in connection with mergers and acquisitions, corporate finance, corporate finance relations, introductions to other financial relations companies and other financial services; (b) use its best efforts to locate and identify to the Company private and/or public companies for potential merger with or acquisition by the Company; (c) contact the Company's existing stockholders, responding in a professional manner to their questions and following up as appropriate; and (d) use its best efforts to introduce the Company to various securities dealers, investment advisors, analysts, funding sources, and other members of the financial community with whom it has established relationships, and generally assist the Company in its efforts to enhance its visibility in the financial community. It is acknowledged and agreed by the Company that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or brokerage/dealer within the meaning of applicable state and federal securities laws. The services of Consultant shall not be exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Company or its projects.

3. Non-Disclosure of Information and Non-Circumvention

Except as otherwise set forth in Paragraph 5 hereof, each of the Parties, on behalf of itself and its partners (if applicable), members, agents, affiliates, representatives, successors and assigns (collectively, for purposes of this paragraph 3, the "Undersigned") hereby acknowledges:

Any and all information pertaining to the other signatory hereto and/or its subsidiaries and/or affiliates (collectively, the "Disclosing Party"), and the Disclosing Party’s operations, assets (including intangible assets such as intellectual property, etc.), financial condition and/or financial prospects, including but not limited to any background material and information, any financial statements and financial projections (including footnotes and assumptions related thereto), information related to existing or contemplated product lines, product formulas, patents, patent applications, licenses, sublicenses, and any technical data or studies related thereto, designs, trade dress, know-how, investors, lists of distributors, volumes of case sales and the like, which were supplied to the Undersigned or which shall hereafter be supplied to the Undersigned, is confidential information (the “Confidential Information”) and the property of the Disclosing Party.

Such Confidential Information, whether written or oral, has been supplied to the Undersigned in the strictest confidence, and, accordingly, the Undersigned covenants and agrees that it will not, without prior written consent of the Disclosing Party, either during the term of its business relationship with the Disclosing Party or after termination of such relationship, make use of (including, without limitation, by way of entering into or engaging in, directly or indirectly, through legal or beneficial ownership in an entity or management control thereof, any activity utilizing or associated with the assets of the Disclosing Party or the Confidential Information, except pursuant to a transaction to which the Disclosing Party is a party) or disclose such Confidential Information for any purpose other than to render its services to the Disclosing Party or otherwise for the benefit of the Disclosing Party, unless such information is (i) in or becomes part of the public domain through no fault of the Undersigned, (ii) without the commission of any illegal act on behalf of the Undersigned, previously known to the Undersigned, provided that the source of the information was not bound by a confidentiality or similar agreement with respect to such information, or (iii) required to be disclosed by judicial process.

4. Compensation

In exchange for the services to be rendered hereunder pursuant to paragraph 2 hereof by the Consultant to the Company:

A. The Consultant shall purchase and the Company shall cause to be transferred to the Consultant and aggregate of 400,000 shares of the Company's' common stock (symbol: QSPW) (the “Stock”) which shall bear a restrictive legend. The Consultant has executed an Investment Representation Letter which is attached hereto and made a part hereof by reference. The Stock will be purchased by and issued to the Consultant on the following basis:

(i)	200,000 Shares on execution of this Agreement;

(ii)	200,000 Shares after the three month anniversary of execution of this Agreement, unless this Agreement has been terminated prior to that date.

B. The Consultant shall act as a finder for the Company and, subject to the terms and conditions set forth herein, anticipates that it may, if it deems it appropriate and feasible: (1) familiarize itself with the business, operations, management, properties, financial condition, and the prospects of the Company; (2) present to the Company any entity or person who may be interested in participating in the financing either as a broker-dealer or principal; and (3) upon request from the Company, attempt to arrange for the introduction of the Company to the prospective broker or principal.

Except for performing the services described above, the parties understand and agree that the Consultant shall not participate in a financing or in any way participate in the negotiation or closing of any financing, or respond to any inquiries concerning the financing, or give any advice in connection with the financing. The Consultant does not act as a placement agent relating to the placement of any public or private offering of securities considered or consummated in connection with any Financing.

5. Representations and Warranties of the Consultant

In order to induce the Company to enter into this Agreement, the Consultant hereby makes the following unconditional representations and warranties:

A. In connection with its execution of and performance under this Agreement, the Consultant has not taken and will not take any action that will cause it to become required to make any filings with or to register in any capacity with the Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc. (the "NASD") the securities commissioner or department of any state, or any other regulatory or governmental body or agency.

B. Neither the Consultant nor any of its principals is subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the Consultant's execution of this Agreement or the performance of its obligation hereunder.

C. Consultant's receipt of shares pursuant to this Agreement is an investment made for its own account. The Consultant is permitted to provide consulting services to any corporation or entity engaged in a business identical or similar to the Company's.

6. Duties of the Company

A. The Company will supply Consultant, on a regular and timely basis, with all approved data and information about the Company, its management, its products, and its operations as reasonably requested by Consultant and which the Company can obtain with reasonable effort; and Company shall be responsible for advising Consultant of any material facts which would affect the accuracy of any prior data and information previously supplied to Consultant so that the Consultant may take corrective action.

B. Upon the Consultant having met the requirements for resale of the Company’s stock pursuant to Rule 144 (hereinafter defined), the Consultant's counsel shall, provide an opinion letter to the Transfer Agent for the Company's Restricted Stock addressing the permissible resale of the Restricted Stock (pursuant to Rule 144 of the Securities Act of 1933, as amended (the" 1933 Act")) transferred to the Consultant under this Agreement. The Company agrees to instruct the Transfer Agent for the Company to issue free-trading shares immediately upon receipt of the opinion.

7. Representations and Warranties of the Company

In order to induce the Consultant to enter into this Agreement, the Company hereby makes the following unconditional representations and warranties:

A. Company is not subject to any restriction imposed by the SEC or by operation of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any of the rules and regulations promulgated under the 1933 Act or the 1934 Act which prohibit its execution of this Agreement or the performance of its obligations to the Consultant set forth herein. The Company has not been sanctioned by the SEC, the NASD or any state securities commissioner or department in connection with any issuance of its securities. All payments required to be made on time and in accordance with the payment terms and conditions set forth herein.

B. Company acknowledges that the Consultant does not guarantee its ability to cause any contract or merger or acquisition with any corporate candidate.

8. Compliance with Securities Laws

A. The Parties acknowledge and agree that the Company is subject to the requirements of the 1934 Act, and that the 1933 Act, the 1934 Act, the rules and regulations promulgated there-under and the various state securities laws (collectively, "Securities Laws") impose significant burdens and limitations on the dissemination of certain information about the Company by the Company and by persons acting for or on behalf of the Company. Each of the Parties agrees to comply with all applicable Securities Laws in carrying out its obligations under the Agreement; and without limiting the generality of the foregoing, the Company hereby agrees (i) all information about the Company provided to the Consultant by the Company, which the Company expressly agrees may be disseminated to the public by the Consultant in providing any public relations or other services pursuant to the Agreement, shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, (ii) the Company shall promptly notify the Consultant if it becomes aware that it has publicly made any untrue statement of a material fact regarding the Company or has omitted to state any material fact necessary to make the public statements made by the Company, in light of the circumstances in which they were made, not misleading, and (iii) the Company shall promptly notify the Consultant of any "quiet period" or "blackout period" or other similar period during which public statements by or on behalf of the Company are restricted by any Securities Law.

B. Each Party (an "indemnifying party") hereby agrees, to the full extent permitted by applicable law, to indemnify and hold harmless the other Party (the "indemnified party") for any damages caused to the indemnified party by the indemnifying party's breach or violation of any Securities Law, except to the extent that the indemnifying party's breach or violation of a Securities Law is caused by the indemnified party's breach or violation of the Agreement, or any Securities Law.

9. Expense Reimbursement

Consultant shall be entitled to receive cash reimbursement, and the Company shall provide cash reimbursement, of all reasonable and necessary cash expenses paid by the Consultant on behalf of the Company in performance of its own duties hereunder. Such expenses shall include, without limitation, reasonable expenses for communications, deliveries and travel. In no event, however, shall the Consultant incur on behalf of the Company any expense without the prior written consent of the Company. In addition, Consultant shall provide to the Company reasonable supporting documentation with any request for expense reimbursement.

10. Indemnification of Consultant by the Company

In the event the Consultant is subject to any action, claim or proceeding resulting from the Company's gross negligence or intentional breach of its representations, warranties or agreements made hereunder, Company agrees to indemnify and hold harmless the Consultant from any such action, claim or proceeding. Such indemnification shall include all fees and costs including reasonable attorney fees which the Consultant may incur. Consultant shall have the right to designate its own counsel for representation arising out of any indemnification.

11. Indemnification of the Company by the Consultant

In the event the Company is subject to any action, claim or proceeding resulting from the Consultant's gross negligence or intentional breach of its representations, warranties or agreements made hereunder, Consultant agrees to indemnify and hold harmless the Company from any such action, claim or proceeding. Such indemnification shall include all fees and costs including reasonable attorney fees which the Company may incur. Company shall have the right to designate its own counsel for representation arising out of any indemnification.

12. Applicable Law

It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Florida and that any action, special proceeding or other proceedings brought arising out of, in connection with or by reason of this Agreement, shall be brought in the courts of Palm Beach County, Florida. The Parties agree that no party shall attempt to circumvent this choice of venue by alleging that any portion of the Agreement is void or voidable.

13. Entire Understanding

The Agreement contains the entire understanding of the Parties with regard to the subject matter hereof, superseding any and all prior agreements or understandings whether oral or written, and no further or additional agreements, promises, representations or covenants may be inferred or construed to exist between the Parties.

14. No Assignment or Delegation Without Prior Approval

No portion of the Agreement or any of its provisions may be assigned, nor obligations delegated, to any other person or party without the prior written consent of the Parties except by operation of law or as otherwise set forth herein.

15. Survival of Agreement

The Agreement and all of its terms shall inure to the benefit of any permitted assignees of or lawful successors to either Party; provided that the obligations of either Party hereunder may not be assigned without the prior written consent of the other Party.

16. Independent Contractor

Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered as creating an employer-employee relationship between the parties to this Agreement. This is not a joint venture.

17. No Amendment Except in Writing

Neither the Agreement nor any of its provisions may be altered or amended except in a dated writing signed by the Parties.

18. Waiver of Breach

No waiver of any breach of any provision hereof shall be deemed to constitute a continuing waiver or a waiver of any other portion of the Agreement.

19. Severability of the Agreement

Except as otherwise provided herein, if any provision hereof is deemed by arbitration or a court of competent jurisdiction to be legally unenforceable or void, such provision shall be stricken from the Agreement and the remainder hereof shall remain in full force and effect.

20. Counterparts and Facsimile Signature

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

21. No Construction Against Drafter

The Agreement shall be construed without regard to any presumption requiring construction against the Party causing the drafting hereof.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

MIRADOR CONSULTING LLC

by:	/s/ Frank Benedetto
Frank Benedetto, Managing Member

QUANTUM SOLAR POWER CORP.

by:	/s/ Daryl J. Ehrmantraut
Daryl J. Ehrmantraut, Chief Operating Officer